Exhibit 10.1

EXECUTION VERSION

FACILITY AGREEMENT

FACILITY AGREEMENT (this “Agreement”), dated as of June 17, 2009, between Arena Pharmaceuticals, Inc., a Delaware corporation (the “Borrower”) and the parties identified on Schedule 1 hereto (each individually, a “Lender” and together, the “Lenders” and, together with the Borrower, the “Parties”).

W I T N E S S E T H

WHEREAS, the Borrower wishes to borrow from the Lenders, and the Lenders wish to lend to the Borrower, one hundred million Dollars ($100,000,000) for the purpose described in Section 2.1; and

WHEREAS, the Lenders desire to have a right to make an additional loan up to twenty million Dollars ($20,000,000) to the Borrower for such purpose;

NOW, THEREFORE, in consideration of the mutual agreements set forth herein, the Lenders and the Borrower agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 General Definitions. Wherever used in this Agreement, the Exhibits or the Schedules attached hereto, unless the context otherwise requires, the following terms have the following meanings:

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with such first Person, as such terms are used in and construed under Rule 144 under the Securities Act. Without limiting the generality of the foregoing, with respect to a Lender or holder of Warrants, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such holder or Lender will be deemed to be an Affiliate of such holder or Lender.

“Business Day” means a day on which banks are open for business in The City of New York and San Diego, California.

“Call Loan” means up to twenty million Dollars ($20,000,000) in an additional loan made by the Lenders to the Borrower upon the Note Call.

“Call Notes” means notes issued to the Lenders upon exercise of the Note Call to evidence the Call Loan in the forms of Exhibits A-1, A-2, A-3, A-4, A-5 and A-6.

“Code” means the Internal Revenue Code of 1986, as amended, and any Treasury Regulations promulgated thereunder.

“Collateral” has the meaning given to it in the Security Agreement.

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“Common Stock” means the common stock, par value $0.0001 per share, of the Borrower.

“Convertible Securities” means any stock or securities directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

“Default” means any event which, at the giving of notice, lapse of time or fulfillment of any other applicable condition (or any combination of the foregoing), would constitute an Event of Default.

“Disbursement” has the meaning given to it in Section 2.2.

“Disbursement Date” has the meaning given to it in Section 2.2.

“Dollars” and the “$” sign mean the lawful currency of the United States of America.

“Event of Default” has the meaning given to it in Section 5.5.

“Evidence of Disbursement” has the meaning given to it in Section 2.2.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

“Excluded Taxes” means all income taxes, minimum or alternative minimum income taxes, withholding taxes imposed on gross amounts, any tax determined based upon income, capital gains, gross income, sales, net profits, windfall profits or similar items, franchise taxes (or any other tax measured by capital, capital stock or net worth), gross receipts taxes, branch profits taxes, margin taxes (or any other taxes imposed on or measured by net income, or imposed in lieu of net income) payable by the Lenders in any jurisdiction to any Government Authority (or political subdivision or taxing authority thereof) in connection with any payments received under this Agreement by the Lenders, or any similar tax imposed in connection with the execution and delivery of, and the performance of its obligations under, this Agreement.

“Exempted Issuance” means any Common Stock, Convertible Securities, Options, equity incentive awards or other equity securities issued, deemed to have been issued or issuable (a) upon the conversion, exchange, vesting, or exercise of any Option, Convertible Security, equity incentive award or other equity securities outstanding prior to the date of this Agreement; (b) to officers, directors, employees, consultants or advisors pursuant to any contract, plan or arrangement approved by a majority of the non-employee members of the Board of Directors of the Borrower or a majority of the members of a committee of non-employee directors established for such purpose, including any Common Stock issued or deemed to have been issued upon the conversion, exchange, vesting or exercise of any such security; (c) pursuant to the Financing Documents; (d) as consideration for mergers or consolidations or acquisitions of businesses or their tangible or intangible assets, excluding any such acquisition transactions in which cash or cash equivalents represent a majority of the assets acquired; (e) in connection with any strategic partnership, joint venture, collaborative arrangement or licensing agreement; (f) in connection with a pro rata dividend or distribution of securities to the Borrower’s existing securityholders; or (g) the Net Proceeds of which are applied within one (1) Business Day to repay all or a portion of the Loan.

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“Facility Documents” means this Agreement, the Notes, the Security Agreement and any other document or instrument delivered in connection with any of the foregoing whether or not specifically mentioned herein or therein; provided that the Facility Documents shall not include the Registration Rights Agreement or the Warrants or any other document or instrument delivered exclusively in connection with any of the foregoing.

“Final Payment” means such amount as may be necessary to repay the Loan in full and any other amounts owing by the Borrower to the Lenders pursuant to this Agreement.

“Final Payment Date” means the earlier of (i) the date on which the Borrower makes the Final Payment and (ii) the fourth anniversary of the date of this Agreement.

“Financing Documents” means the Facility Documents, the Warrants, the Registration Rights Agreement and any other document or instrument delivered in connection with any of the foregoing whether or not specifically mentioned herein or therein.

“Government Authority” means any government, governmental department, ministry, cabinet, commission, board, bureau, agency, tribunal, regulatory authority, instrumentality, judicial, legislative, fiscal, or administrative body or entity, whether domestic or foreign, federal, state or local, having jurisdiction over the matter or matters and Person or Persons in question, including, with limitation, the SEC.

“Indemnified Person” has the meaning given to it in Section 6.11.

“Indemnity” has the meaning given to it in Section 6.11.

“Interest Rate” means 7.75% per annum.

“Lien” means any lien, pledge, preferential arrangement, mortgage, security interest, deed of trust, charge, assignment, hypothecation, title retention, privilege or other encumbrance on or with respect to property or interest in property having the practical effect of constituting a security interest, in each case with respect to the payment of any obligation with, or from the proceeds of, any asset or revenue of any kind.

“Loan” means the loans to be made available by the Lenders to the Borrower pursuant to Section 2.2 initially in the aggregate principal amount of one hundred million Dollars ($100,000,000) and, if the Lenders exercise the Note Call, the sum of such principal amount and the principal amount of the Call Loan.

“Loss” has the meaning given to it in Section 6.11.

“Major Transaction” has the meaning set forth in the Warrants.

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“Major Transaction Put Date” means the date specified for payment in the Put Notice, which date shall not be less than ten (10) Business Days nor more than twenty (20) Business Days after the date that the Put Notice is given.

“Material Adverse Effect” means a material adverse effect on (a) the business, operations or financial condition of the Borrower and its Subsidiaries taken as a whole, (b) the validity or enforceability of any provision of any Financing Document, (c) the ability of the Borrower to timely perform the Obligations or (d) the rights and remedies of the Lenders under any Financing Document; provided, however, that none of the following shall be deemed either alone or in combination to constitute, and none of the following shall be taken into account in determining whether there has been or would be, a Material Adverse Effect: (A) any adverse effect that results directly or indirectly from general economic, business, financial or market conditions; and (B) any adverse effect arising directly or indirectly from or otherwise relating to any of the industries or industry sectors in which the Borrower operates.

“Net Proceeds” means, with respect to any financing transaction, the gross proceeds received by the Borrower in connection therewith, less any expenses related to the consummation of such financing (and the issuance of any securities in connection therewith), including underwriters’ discounts or other commissions, legal, financial or accounting advisory service expenses and out-of-pocket expenses incurred in connection marketing and diligence efforts.

“Note Call” has the meaning set forth in Section 2.14.

“Notes” means the notes issued to the Lenders on the date of this Agreement evidencing the Loan in the forms attached hereto as Exhibits A-1, A-2, A-3, A-4, A-5 or A-6 and, if the Lenders exercise the Note Call, the Call Notes.

“Obligations” means all obligations (monetary or otherwise) of the Borrower arising under or in connection with the Facility Documents.

“Options” means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

“Organizational Documents” means the Amended and Restated Certificate of Incorporation, and the certificate of amendment thereto, and the Amended and Restated By-laws of the Borrower, each as in effect from time to time.

“Permitted Indebtedness” means: (a) indebtedness of Borrower in favor of the Lenders arising under this Agreement, (b) indebtedness existing as of the date hereof and set forth on Exhibit C to this Agreement, (c) indebtedness to trade creditors incurred in the ordinary course of business, (d) indebtedness (and guaranties thereof) in respect of purchase money financing, capital lease obligations, equipment financing facilities and sale-leaseback financing transactions, (e) any indebtedness for borrowed money so long as no principal of such indebtedness is scheduled to mature before the stated maturity of the Loan and such indebtedness is subject to the Specified Subordination Terms, (f) indebtedness in respect of any and all interest rate swap transactions, basis swaps, credit derivative transactions, forward interest rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or

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forward bond index transactions, interest rate options, forward foreign exchange transactions, interest rate or foreign exchange rate cap, floor or collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), (g) any indebtedness the Net Proceeds of which are used to prepay the Loan, (h) indebtedness incurred in connection with collaboration, licensing, joint venture or partnership arrangements, (i) indebtedness incurred to finance insurance premiums or time-based license royalties or payments in the ordinary course of business, (j) indebtedness in respect of workers’ compensation claims, self-insurance obligations, indemnities, bankers’ acceptances, performance and surety bonds, appeal or other similar bonds, in each case in the ordinary course of business, in any such case, any reimbursement obligations in connection therewith, (k) indebtedness in respect of netting services, overdraft protections and other similar and customary services in connection with deposit accounts, (l) guaranties in the ordinary course of business of the obligations of suppliers, customers and licensees of the Borrower, (m) indebtedness owed to any Subsidiary of the Borrower, (n) indebtedness in connection with letter of credit obligations incurred in the ordinary course of business, (o) indebtedness arising from agreements providing for indemnification, (p) unsecured guaranties of indebtedness of Subsidiaries, and (q) extensions, refinancings, replacements and renewals of any item of Permitted Indebtedness, provided that the principal amounts and premiums, if any, are not increased (plus the amount of any customary penalties, premiums and costs and expenses incurred therewith, including any original issue discount).

“Permitted Liens” means: (a) Liens existing on the date hereof and set forth on Exhibit D to this Agreement; (b) Liens in favor of the Lenders; (c) statutory Liens created by operation of applicable law; (d) Liens arising in the ordinary course of business and securing obligations that are not overdue or are being contested in good faith by appropriate proceedings; (e) Liens securing purchase money or capitalized lease equipment financing; (f) Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings; (g) pledges or deposits in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other social security legislation; (h) deposits to secure the performance of bids, trade contracts and leases, regulatory or statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business; (i) easements, rights-of-way, municipal and zoning and building ordinances, title defects or other irregularities, restrictions and other similar encumbrances affecting real property which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (j) Liens securing judgments for the payment of money not constituting an Event of Default; (k) Liens securing Permitted Indebtedness; (l) Liens on a property of, or on shares of stock of, a Person existing at the time such Person is merged into or consolidated with the Borrower or a Subsidiary and Liens on property existing at the time of acquisition thereof by the Borrower or any Subsidiary; provided that such Liens were not placed on such property in contemplation of the consummation of such merger, consolidation or acquisition and do not extend to any assets other than those of the Person merged into or consolidated with the Borrower or any such Subsidiary, or the property so acquired, and proceeds and products of any of the foregoing; (m) Liens arising from filing Uniform Commercial Code financing statements (or substantially equivalent filings outside the United States) regarding leases (other than indebtedness); (n) leases, licenses, subleases or sublicenses granted to others that do not materially interfere with

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the business of the Borrower and the Subsidiaries, taken as a whole, including without limitation any lease, license, sublease or sublicense not prohibited by Article V and with respect to any license or sublicense where Borrower is the licensee or sublicensee, any interest or title of a licensor or sublicensor under any such license or sublicense; (o) any option or other agreement to purchase any asset of the Borrower or any Subsidiary the disposition of which is not otherwise prohibited hereby; (p) the disposition of accounts receivables in connection with collection in the ordinary course of business; (q) Liens in favor of financial institutions arising in connection with Borrower’s accounts maintained in the ordinary course of Borrower’s business held at such institutions to secure standard fees for services charged by, but not financing made available by, such institutions; (r) Liens occurring solely by filing of a Uniform Commercial Code financing statement (or substantially equivalent filings outside the United States) which filing has not been consented to by Borrower; (s) cash collateral pledged to secure standby letter of credit obligations; and (t) Liens securing reimbursement obligations with respect to commercial letters of credit which encumber documents and other property relating to such letters of credit and products and proceeds thereof.

“Person” means and includes any natural person, individual, partnership, joint venture, corporation, trust, limited liability company, limited company, joint stock company, unincorporated organization, government entity or any political subdivision or agency thereof, or any other entity.

“Prepayment Financing” means any sale by the Borrower of any Common Stock, Convertible Securities or Options, other than any Exempted Issuance.

“Put Notice” has the meaning given to it in Section 5.4.

“Put Price” has the meaning given to it in Section 5.4.

“Qualified Major Transaction” has the meaning set forth in the Warrants.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date hereof, between the Borrower and the Lenders.

“Requisite Lenders” means at any time the Lenders then holding Notes representing more than 50% of the aggregate unpaid principal amount of the Loan then outstanding.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

“Security Agreement” means the Security Agreement, dated as of the date hereof, between the Borrower and the Lenders.

“Specified Subordination Terms” means that no payment in respect of the indebtedness described in clause (e) of the definition of Permitted Indebtedness may be made if (a) an Event of Default pursuant to Section 5.5(a) shall have occurred and is continuing, unless and until such Event of Default is waived or the Loan has been paid in full; (b) any Event of Default has occurred and an

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Acceleration Notice (as defined in Section 5.5) has been delivered, unless and until such Acceleration Notice is rescinded or the Loan has been paid in full, or (c) any other Event of Default shall have occurred and be continuing and the Lenders shall have sent to the Borrower a notice of default (a “Payment Blockage Notice”); provided that no more than one Payment Blockage Notice may be sent during any three hundred sixty-five (365) day period and payments in respect of such indebtedness may resume upon the earliest to occur of (i) the date on which such default is cured or waived, (ii) the date ninety-one (91) days after the date the Final Payment Date, (iii) the date one hundred seventy-nine (179) days after the date on which the Payment Blockage Notice is received, and (iv) the date the Payment Blockage Notice is rescinded; provided further, that the sending of a Payment Blockage Notice shall not preclude Lenders from delivering an Acceleration Notice in respect of such Event of Default at any time before or after a Payment Blockage Notice is sent in which event clause (b) of this definition shall control with respect to the Acceleration Notice and in the event the Acceleration Notice is rescinded, clause (c) hereof will control as to any time still remaining with respect to the Payment Blockage Notice..

“Subsidiary” or “Subsidiaries” means, as to the Borrower, any entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the Borrower.

“Taxes” means all deductions or withholdings for any and all present and future taxes, levies, imposts, stamp or other duties, fees, assessments, deductions, withholdings, all other similar governmental charges, and all liabilities with respect thereto.

“Warrants” means the warrants in the form attached hereto as Exhibit B and issued pursuant to Section 2.12.

Section 1.2 Interpretation. In this Agreement, unless the context otherwise requires, all words and personal pronouns relating thereto shall be read and construed as the number and gender of the party or parties requires and the verb shall be read and construed as agreeing with the required word and pronoun; the division of this Agreement into Articles and Sections and the use of headings and captions is for convenience of reference only and shall not modify or affect the interpretation or construction of this Agreement or any of its provisions; the words “herein,” “hereof,” “hereunder,” “hereinafter” and “hereto” and words of similar import refer to this Agreement as a whole and not to any particular Article or Section hereof; the words “include,” “including,” and derivations thereof shall be deemed to have the phrase “without limitation” attached thereto unless otherwise expressly stated; references to a specified Article, Exhibit, Section or Schedule shall be construed as a reference to that specified Article, Exhibit, Section or Schedule of this Agreement; and any reference to any of the Financing Documents means such agreement or document as the same shall be amended, supplemented or modified and from time to time in effect.

Section 1.3 Business Day Adjustment. If the day by which a payment is due to be made is not a Business Day, that payment shall be made by the next succeeding Business Day unless that next succeeding Business Day falls in a different calendar month, in which case that payment shall be made by the Business Day immediately preceding the day by which such payment is due to be made. Any such extension or reduction of time will not be taken into account in the computation of interest.

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ARTICLE II

AGREEMENT FOR THE LOAN

Section 2.1 Use of Proceeds. The Borrower shall use the Loan for general corporate purposes.

Section 2.2 Disbursements. Subject to satisfaction of the conditions contained in Article IV, the Lenders jointly and severally agree to disburse the initial Loan (the “Disbursement”) to the Borrower in the aggregate principal amount of one hundred million Dollars ($100,000,000) on the date that is fifteen (15) Business Days from date of this Agreement, or such earlier date as is agreed to by the Company and the Lenders (the “Disbursement Date”). Against such Disbursement, the Borrower shall deliver to the Lenders a completed receipt (the “Evidence of Disbursement”) in the form of Schedule 2, which receipt shall not be effective until the Disbursement is actually advanced to the Borrower. The Loan and the Disbursement shall be evidenced by the Evidence of Disbursement and one or more accounts or records maintained by the Lenders in the ordinary course of business.

Section 2.3 Repayment. The Borrower shall remit the Final Payment to the Lenders on the earlier to occur of (a) the Final Payment Date and (b) the Major Transaction Put Date.

Section 2.4 Transaction Fee. Within one (1) Business Day following the Disbursement Date, the Borrower shall pay to Deerfield Management Company, L.P. a transaction fee of $2,250,000.

Section 2.5 Payments. Payments of any amounts due to the Lenders under this Agreement shall be made in Dollars in immediately available funds prior to 1:00 p.m. New York City time on such date, subject to Section 1.3, that any such payment is due, at such bank or places, as the Lenders shall from time to time designate in writing. The Borrower shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments under any of the Facility Documents, except for any costs imposed by any of the Lenders’ banking institutions.

Section 2.6 Taxes, Duties and Fees.

(a) The Borrower shall pay or cause to be paid all present and future Taxes (other than Excluded Taxes, if any), if any, duties, fees, and other charges of whatsoever nature, now or at any time hereafter levied or imposed by any Government Authority, by any department, agency, political subdivision or taxing or other authority thereof or therein, or by any organization of which the applicable Government Authority is a member, or by any jurisdiction through which the Borrower makes payments hereunder, on or in connection with the payment of any on all amounts due under this Agreement, and all payments of principal and other amounts due under this Agreement shall be made without deduction for or on account of any such Taxes, except for Excluded Taxes, which may be deducted or withheld from payments made by the Borrower only if such deduction or withholding is required by applicable law.

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(b) If the Borrower is required to withhold any such amount or is prevented by operation of law or otherwise from paying or causing to be paid such Taxes, except for Excluded Taxes, the principal or other amounts due under this Agreement (as applicable) shall be increased to such amount as shall be necessary to remit to the Lenders the full amount they would have received taking into account any such Taxes (except for Excluded Taxes) on amounts payable by the Borrower under this Section 2.6(b) had such payment been made without deduction of such Taxes (all and any of such additional amounts, herein referred to as the “Additional Amounts”).

(c) Notwithstanding anything to the contrary herein, Additional Amounts shall not be payable to the extent the obligation to withhold or deduct would not have arisen but for the failure of a Lender or assignee to deliver a properly completed and duly executed form establishing an exemption from or reduction in Tax required under applicable law as a condition to the exemption or reduction absent a change in applicable law (including treaties), which such Lender is eligible to provide.

(d) If Section 2.6(b) above applies and the Lenders so require, the Borrower shall deliver to the Lenders official tax receipts evidencing payment or a copy of the filed Tax return reporting such payment (or certified copies thereof) of the Additional Amounts within thirty (30) days of the date of payment.

(e) If the Lenders receive a refund from a Government Authority to which the Borrower has paid withholding Taxes pursuant to this Section 2.6, or relating to Taxes in respect of which the Borrower paid Additional Amounts, the Lenders shall promptly pay such refund to the Borrower.

Section 2.7 Costs, Expenses and Losses. If, as a result of any failure by the Borrower to pay any sums due under this Agreement on the due date therefor (after the expiration of any applicable grace periods), the Lenders shall incur costs, expenses and/or losses, by reason of the liquidation or redeployment of deposits from third parties or in connection with obtaining funds to maintain the Disbursement, the Borrower shall pay to the Lenders upon request by the Lenders, the amount of such costs, expenses and/or losses within fifteen (15) days after receipt by it of a certificate from the Lenders setting forth in reasonable detail such costs, expenses and/or losses, along with supporting documentation. For the purposes of the preceding sentence, “costs, expenses and/or losses” shall include, without limitation, any interest paid or payable to carry any unpaid amount and any loss, premium, penalty or expense which may be incurred in obtaining, liquidating or employing deposits of or borrowings from third parties in order to maintain or fund the Loan or any portion thereof.

Section 2.8 Interest Rate. The outstanding principal amount of the Loan shall bear interest at the Interest Rate (calculated on the basis of the actual number of days elapsed) and shall be paid in arrears quarterly commencing on September 17, 2009 and, subject to Section 1.3, on the 17th day of each September, December, March and June thereafter.

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Section 2.9 Interest on Late Payments. Without limiting the remedies available to the Lenders under the Financing Documents or otherwise, to the maximum extent permitted by applicable law, if the Borrower fails to make any payment of principal with respect to the Loan when due, the Borrower shall pay, in respect of the outstanding principal amount and interest of the Loan, interest at the rate per annum equal to the Interest Rate plus five hundred (500) basis points for so long as such payment remains outstanding. Such interest shall be payable on demand.

Section 2.10 Optional Prepayment. The Borrower may prepay the Loan, at any time without premium or penalty.

Section 2.11 Prepayment Upon Exercise of Warrants. The Loan shall be deemed prepaid to the extent a Lender satisfies the payment of the Exercise Price (as such term is defined in the Warrants) through a reduction of the principal amount outstanding under such Lender’s Notes in accordance with Section 3(a)(i) of the Warrants.

Section 2.12 Mandatory Prepayment.

(a) Notwithstanding Section 2.3, the Borrower shall prepay the Loan in cash in an amount equal to the lesser of (i) 35% of the Net Proceeds from each Prepayment Financing, and (ii) the then unpaid principal amount of the next scheduled installment of principal set forth under Section 2.12(b); provided, however that the first $5 million of such Net Proceeds in each 12 month period commencing on the Disbursement Date shall not be required to be used to prepay the Loan pursuant to the provisions of this Section 2.12(a). Any such prepayment shall be made within one (1) Business Day following the date such proceeds are received.

(b) Notwithstanding Section 2.3, the Borrower shall prepay the Loan (which for the purpose of this Section 2.12(b) shall not include the Call Loan) in cash on the first anniversary of the Disbursement Date in the principal amount of ten million Dollars ($10,000,000), on the second anniversary of the Disbursement Date in the principal amount of twenty million Dollars ($20,000,000), and on the third anniversary of the Disbursement Date in the principal amount of thirty million Dollars ($30,000,000).

(c) Notwithstanding Section 2.3, the Borrower shall prepay the Loan in cash in full within five days of the issuance by the Borrower of Common Stock, other than an Exempted Issuance, at a price of less than $2.00 (the “Minimum Price”). If the Borrower shall at any time effect a stock split, payment of stock dividend, recapitalization, reclassification or other similar transaction of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger number of shares, then upon the effective date thereof, the Minimum Price shall be proportionately decreased.

(d) Notwithstanding Section 2.12(b), any principal prepaid on the Loan, including pursuant to Sections 2.10, 2.11 and this Section 2.12, shall be applied to reduce the scheduled installments of principal set forth in Section 2.12(b) in forward chronological order.

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Section 2.13 Application of Payments. The proceeds of any prepayment shall be applied first to accrued and unpaid interest on the Loan and second to the outstanding principal amount of the Loan. Any prepayment shall be applied pro rata to the outstanding Notes.

Section 2.14 Note Call. On or before the second anniversary of the date of this Agreement, the Lenders, in their sole discretion, may elect to make the Call Loan (the “Note Call”) upon five (5) days’ prior written notice to the Borrower (indicating the disbursement date and the principal amount thereof); provided that the Call Loan shall be in a principal amount of at least one million Dollars ($1,000,000) and in whole increments of one million Dollars ($1,000,000) in excess thereof. The Lenders may only exercise the Note Call once. On the disbursement date of the Call Loan, the Borrower shall issue to the Lenders the Call Notes.

Section 2.15 Delivery of Warrants.

(a) On the Disbursement Date, the Borrower shall issue to the Lenders Warrants in the form attached hereto as Exhibit B to purchase an aggregate of 28,000,000 shares of Common Stock at an initial Exercise Price (as defined in the Warrants) of $5.42 (the “Initial Exercise Price”).

(b) Concurrently with the disbursement of the Call Loan, the Borrower shall issue to Lenders Warrants to purchase two hundred and eighty thousand (280,000) shares of Common Stock for each $1,000,000 in principal amount of the Call Loan. The Warrants issued in respect of any Note Call shall be in the form attached hereto as Exhibit B containing an initial Exercise Price equal to the Initial Exercise Price. Notwithstanding the foregoing, the Initial Exercise Price and/or the number of shares underlying any such Warrants shall be adjusted to reflect any adjustments in the number of shares of Common Stock into which such Warrant is exercisable that would have taken effect pursuant to the terms of the Warrant had such Warrant been issued on the date hereof and remained outstanding through the date of such issuance.

(c) All Warrants issued pursuant to this Section 2.15 shall be allocated among the Lenders as set forth on Schedule 1.

ARTICLE III

REPRESENTATIONS AND WARRANTIES

Section 3.1 Representations and Warranties of the Borrower. The Borrower represents and warrants as of the date hereof as follows:

(a) The Borrower is a corporation duly organized and validly existing under the laws of the State of Delaware.

(b) The Borrower is conducting its business in compliance with its Organizational Documents. The Organizational Documents of the Borrower (including all amendments thereto) as currently in effect have been made available to the Lenders and remain in full force and effect with no defaults outstanding thereunder.

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(c) The Borrower has full power and authority to enter into each of the Financing Documents and to make the borrowings and the other transactions contemplated thereby.

(d) All authorizations, consents, approvals, registrations, exemptions and licenses that are necessary for the borrowing hereunder, the execution and delivery of the Financing Documents and the performance by the Borrower of its obligations thereunder, have been obtained and are in full force and effect, except for registrations and filings in connection with the issuance of the Warrants and shares of Common Stock pursuant the Financing Documents, filings, recordings or registrations contemplated by the Security Agreement and filings necessary to comply with laws, rules, regulations and orders required in the ordinary course of business.

(e) All authorizations, consents, approvals, registrations, exemptions and licenses with or from Government Authorities that are necessary for the conduct of its business as currently conducted have been obtained and are in full force and effect, except to the extent any failure to so obtain would not reasonably be expected to have a Material Adverse Effect.

(f) No Default or Event of Default (or any other default or event of default, however described) has occurred under any of the Financing Documents.

(g) Neither the entering into any of the Financing Documents nor the compliance with any of its terms conflicts with, violates or results in a breach of any of the terms of, or constitutes a default or event of default (however described) or requires any consent under, to the extent applicable, (i) any agreement to which the Borrower is a party or by which it is bound, (ii) any of the terms of the Organizational Documents or (iii) any judgment, decree, resolution, award or order or any statute, rule or regulation applicable to the Borrower or its assets, except where such conflicts, violations, breaches or defaults, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(h) The Borrower is not engaged in or the subject of any litigation, arbitration, administrative regulatory compliance proceeding, or investigation, nor are there any litigation, arbitration, administrative, regulatory, compliance proceedings or investigations pending or, to the knowledge of the Borrower, threatened before any court or arbitrator or before or by any Government Authority against the Borrower, that would reasonably be expected to result in a Material Adverse Effect and the Borrower is not aware of any facts reasonably likely to give rise to any such proceeding.

(i) The Borrower (i) is capable of paying its debts as they fall due and is not unable and has not admitted its inability to pay debts as they fall due, (ii) is not bankrupt or insolvent and (iii) has not taken action, and no such action has been taken by a third party, for the Borrower’s winding up, dissolution, or liquidation or similar executory or judicial proceeding or for the appointment of a liquidator, custodian, receiver, trustee, administrator or other similar officer for the Borrower or any or all of its assets or revenues.

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(j) No Lien exists on Borrower’s property, except for Permitted Liens.

(k) The obligation of the Borrower to make any payment under this Agreement (together with all charges in connection therewith) is absolute and unconditional, and there exists no right of setoff or recoupment, counterclaim, cross-claim or defense of any nature whatsoever to any such payment.

Section 3.2 Borrower Acknowledgment. The Borrower acknowledges that it has made the representations and warranties referred to in Section 3.1 with the intention of persuading the Lenders to enter into the Financing Documents and that the Lenders have entered into the Financing Documents on the basis of, and in full reliance on, each of such representations and warranties.

Section 3.3 Representations and Warranties of the Lenders. Each of the Lenders represents and warrants to the Borrower as of the date hereof and as of each date Warrants are granted pursuant to this Agreement, and agrees that:

(a) It is acquiring the Warrants and the shares of Common Stock issued pursuant to the Warrants, whether upon exercise or otherwise (the “Warrant Shares”), solely for its account for investment and not with a view to or for sale or distribution of the Warrants or Warrant Shares or any part thereof. Each of the Lenders also represents that the entire legal and beneficial interests of the Warrants and Warrant Shares such Lender is acquiring is being acquired for, and will be held for, its account only.

(b) The Warrants and the Warrant Shares have not been registered under the Securities Act on the basis that no distribution or public offering of the stock of the Borrower is to be effected. Each of the Lenders realizes that the basis for the exemptions may not be present, if notwithstanding its representations such Lender has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the Warrant Shares. None of the Lenders has such present intention. Each of the Lenders understands (i) that the Warrant Shares are not registered under the Securities Act or qualified under applicable state securities laws on the ground that the issuance contemplated by the Warrants will be exempt from the registration and qualifications requirements thereof and (ii) that the Borrower’s reliance on such exemptions is predicated on the representations set forth in this Section 3.3.

(c) It has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

(d) The Warrants and the Warrant Shares must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption for such registration is available.

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(e) Neither the Warrants nor the Warrant Shares may be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Borrower, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitation.

(f) It will not make any disposition of all or any part of the Warrants or Warrant Shares until:

(i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

(ii) Such Lender shall have notified the Borrower of the proposed disposition and, in the case of a sale or transfer in a so called “4(1) and a half” transaction, shall have furnished counsel for the Borrower with an opinion of counsel, substantially in the form annexed as Exhibit C to the Warrant. The Borrower agrees that it will not require an opinion of counsel with respect to transactions under Rule 144 of the Securities Act.

(g) All certificates evidencing the Warrant Shares may bear the following legend.

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SAID ACT INCLUDING, WITHOUT LIMITATION, PURSUANT TO RULES 144 OR 144A UNDER SAID ACT OR PURSUANT TO A PRIVATE SALE EFFECTED UNDER APPLICABLE FORMAL OR INFORMAL SEC INTERPRETATION OR GUIDANCE, SUCH AS A SO-CALLED “4(1) AND A HALF” SALE, SUBJECT TO DELIVERY OF AN OPINION, AS PROVIDED IN THE WARRANT, DATED AS OF             , 20    , ISSUED BY THE COMPANY.”

“THE SALE, TRANSFER OR ASSIGNMENT OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN FACILITY AGREEMENT DATED AS OF JUNE 17, 2009, AS AMENDED FROM TIME TO TIME, AMONG THE COMPANY AND THE LENDERS REFERRED TO THEREIN. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE SECRETARY OF THE COMPANY.”

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(h) Such Lender is an “accredited investor” as defined in Regulation D promulgated the Securities Act.

(i) Such Lender is a limited partnership or corporation duly organized and validly existing under the laws of the jurisdiction of its formation.

(j) Each Financing Document to which it is a party has been duly authorized, executed and delivered by such Lender and constitutes the valid and legally binding obligation of such Lender, enforceable in accordance with its terms, except as such enforceability may be limited by (i) applicable insolvency, bankruptcy, reorganization, moratorium or other similar laws affecting creditors’ rights generally, and (ii) applicable equitable principles (whether considered in a proceeding at law or in equity).

Section 3.4 Lenders Acknowledgement. Each of the Lenders acknowledges that it has made the representations and warranties referred to in Section 3.3 with the intention of persuading the Borrower to enter into the Financing Documents and that the Borrower has entered into the Financing Documents on the basis of, and in full reliance of, each of such representations and warranties. Each of the Lenders also acknowledges that the representations and warranties made by the Borrower in Section 3.1, to the extent that they pertain to the Warrants or the Registration Rights Agreement (with the exception of Subsection (d) of Section 3.1), are made solely to the extent, and will only survive for so long as, any of the Lenders remains a party to the Registration Rights Agreement or the Warrant.

ARTICLE IV

CONDITIONS OF DISBURSEMENTS

Section 4.1 Conditions to Disbursement of the Loan.

(a) The obligation of the Lenders to make the Disbursement on the Disbursement Date shall be subject to the fulfillment of the following conditions: (i) the Lenders shall have received a copy of customary closing documents evidencing the authorization of the Borrower to execute, deliver and perform each of the Financing Documents and to engage in the transactions contemplated thereby and an opinion of Borrower’s counsel reasonably satisfactory to the Lenders and (ii) the representations and warranties of the Borrower in Section 3.1 shall be true and correct in all material respects as of the Disbursement Date.

(b) Unless otherwise notified by the Borrower and without prejudice to the generality of this Section 4.1, the right of the Lenders to require compliance with any condition under this Agreement which may be waived by the Lenders in respect of the Disbursement is expressly preserved for the purpose of any subsequent disbursement.

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ARTICLE V

PARTICULAR COVENANTS AND EVENTS OF DEFAULT

Section 5.1 Affirmative Covenants. Unless the Requisite Lenders shall otherwise agree:

(a) The Borrower shall (i) maintain its existence and qualification to do business in such jurisdictions as may be required to conduct its business, except where the failure to so maintain such qualification would not reasonably be expected to have a Material Adverse Effect and (ii) maintain all approvals necessary for the Facility Documents to be in effect.

(b) The Borrower shall comply in all material respects with all applicable laws, rules, regulations and orders of any Government Authority, except where the necessity of compliance therewith is contested in good faith by appropriate proceedings or where the failure to so comply, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

(c) The Borrower shall obtain, make and keep in full force and effect all licenses, contracts, consents, approvals and authorizations from and registrations with Government Authorities that may be required to conduct its business, except to the extent that the failure to do so would not reasonably be expected to have a Material Adverse Effect.

(d) The Borrower shall promptly notify the Lenders of the occurrence of (i) any Default or Event of Default, (ii) any claims, litigation, arbitration, mediation or administrative or regulatory proceedings that are instituted or threatened against the Borrower; except for matters that, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and (iii) each event which, at the giving of notice, lapse of time, determination of materiality or fulfillment of any other applicable condition (or any combination of the foregoing), would constitute an event of default (however described) under any of the Facility Documents.

(e)(i) If the Borrower is not required to file reports pursuant to Section 13 or 15(d) of the Exchange Act, the Borrower will provide quarterly financial statements for itself and its Subsidiaries with 45 days after the end of each quarter, and annual financial statements within 120 days after the end of each year; (ii) the Borrower will timely file with the SEC (subject to appropriate extensions made under Rule 12b-25 of the Exchange Act) any annual, quarterly and other reports (other than current reports on Form 8-K) required pursuant to Section 13 or 15(d) of the Exchange Act prepared by the Borrower; and (iii) the Borrower and its Subsidiaries will provide to the Lenders copies of all documents, reports, financial data and other information as the Lenders may reasonably request, and permit the Lenders to visit and inspect any of the properties of the Borrower and its Subsidiaries, and to discuss its and their affairs, finances and accounts with its and their officers, all at such times during regular business hours as the Lenders may reasonably request.

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Section 5.2 Negative Covenants. So long as the aggregate outstanding principal amount of the Loan exceeds five million Dollars ($5,000,000) and unless the Requisite Lenders shall otherwise agree:

(a) The Borrower shall not (i) liquidate or dissolve, or (ii) enter into any consolidation, merger or reorganize, unless either (A) the Borrower is the surviving corporation, or (B) the Person formed by such consolidation or reorganization or into which the Company is merged shall be a corporation, limited liability company, partnership or trust organized and validly existing under the laws of the United States of America, any state thereof or the District of Columbia, and such resulting, surviving or transferee Person shall expressly assume the Obligations.

(b) The Borrower shall not (i) enter into any partnership, joint venture, syndicate, pool, profit-sharing or royalty agreement, or engage in any transaction with an Affiliate (other than a Subsidiary), whereby its income or profits are shared with another Person (other than a Subsidiary), other than such providing for the research, development or commercial exploitation of intellectual property, compounds, targets, programs, products, services or other assets or other than such transactions the Net Proceeds of which are used to repay all or a portion of the Loan, (ii) enter into any management contract or similar arrangement whereby a substantial part of its business is managed by another Person, other than any partnership, joint venture or collaboration arrangement pursuant to which the assets subject thereto are managed on joint basis with the other parties thereto, or (iii) distribute, or permit the distribution of, any assets of the Borrower or its Subsidiaries to any shareholders of the Borrower or the holder of any equity interest in any Subsidiary of the Borrower or any of the Borrower’s Affiliates (other than the Borrower or a Subsidiary of the Borrower) in circumstances where the Borrower does not receive fair value as determined in good faith by the Borrower; provided that royalties and other payments made by any partnership, joint venture, syndicate, pool, profit sharing or royalty agreement to the parties thereto shall not be deemed to be a distribution of assets.

(c) The Borrower shall not (i) create, incur assume, guarantee or become liable with respect to any indebtedness for borrowed money, other than Permitted Indebtedness, or (ii) voluntarily prepay any indebtedness, except (A) prepayments of the Loan or (B) prepayments of indebtedness in connection with extensions, refinancings, replacements and renewals of any item of Permitted Indebtedness, provided that the principal amounts and premiums, if any, are not increased (other than the amount of any customary penalties, premiums and costs and expenses incurred therewith, including any original issue discount).

(d) Borrower shall: (i) not, directly or indirectly, create, permit or suffer to exist, and shall defend the Collateral against and take such other action as is necessary to remove, any Lien on the Collateral and (ii) defend title to the Collateral against the claims and demands of all persons claiming any interest therein adverse to the Lenders, except in each case for Permitted Liens and for dispositions of assets not otherwise prohibited by this Agreement.

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Section 5.3 Reimbursement of Taxes. The Borrower shall pay all Taxes, duties, fees or other charges payable on or in connection with the execution, issue, delivery, registration, notarization or enforcement of the Facility Documents and shall, upon notice from the Lenders, reimburse the Lenders for any such Taxes, duties, fees or other charges paid by the Lenders thereon; provided, however, that notwithstanding the foregoing, under no circumstances shall the Borrower have any obligation to reimburse the Lenders for Excluded Taxes.

Section 5.4 Major Transaction Put. Following public announcement of a Major Transaction, the Lenders, in the exercise of their sole discretion, may deliver a notice to the Borrower (the “Put Notice”), that the Final Payment (the “Put Price”) is immediately due and payable. If the Lenders deliver a Put Notice, then on the Major Transaction Put Date, the Borrower shall pay the Put Price to the Lenders and the Obligations shall terminate.

Section 5.5 General Acceleration Provision upon Events of Default. If one or more of the events specified in this Section 5.5 (each an “Event of Default”) shall have happened and is continuing, the Requisite Lenders, by written notice to the Borrower, (any such notice, an “Acceleration Notice”), may declare the principal of, accrued interest on, the Loan or any part thereof (together with any other amounts accrued or payable under this Agreement) to be, and the same shall thereupon become, immediately due and payable, without any further notice and without any presentment, demand, or protest of any kind, all of which are hereby expressly waived by the Borrower, and take any further action available at law or in equity, including, without limitation, the sale of the Loan and all other rights acquired in connection with the Loan:

(a) Borrower fails to pay (i) principal when due under the Loan or the Notes, or (ii) any other amounts due under the Loan or the Notes within five (5) Business Days of their due date.

(b) The Borrower shall have failed to comply in any material respect with the due observance or performance of any other covenant contained in this Agreement or any Note, such failure could reasonably be expected to result in a Material Adverse Effect and such failure shall not have been cured by Borrower within 60 days after receiving written notice of such failure.

(c) Any representation or warranty made by the Borrower in any Financing Document shall have been incorrect, false or misleading in any material respect as of the date it was made, deemed made, reaffirmed or confirmed and as a result thereof the Borrower could reasonably be expected to incur a Material Adverse Effect.

(d)(i) The Borrower shall generally be unable to pay its debts as such debts become due, or shall admit in writing its inability to pay its debts as they come due or shall make a general assignment for the benefit of creditors; (ii) the Borrower shall declare a moratorium on the payment of its debts; (iii) the commencement by the Borrower of proceedings to be adjudicated bankrupt or insolvent, or the consent by it to the commencement of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization, intervention or other similar relief under any applicable law, or the consent by it to the filing of any such petition or to the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official) or of any substantial part of its assets; (iv) the commencement against the Borrower or any

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substantial part of its assets of a proceeding in any court of competent jurisdiction under any bankruptcy or other applicable law (as now or hereafter in effect) seeking its liquidation, winding up, dissolution, reorganization, arrangement, adjustment, or the appointment of an intervenor, receiver, liquidator, assignee, trustee, sequestrator (or other similar official), and any such proceeding shall continue undismissed, or any order, judgment or decree approving or ordering any of the foregoing shall continue unstayed or otherwise in effect, for a period of ninety (90) days; or (vi) any other event shall have occurred which under any applicable law would have an effect analogous to any of those events listed above in this subsection.

(e) One or more judgments against the Borrower taken as a whole or attachments against any of its property, which in the aggregate exceed $1,000,000 (net of any anticipated insurance proceeds), is not stayed on appeal, discharged, bonded or dismissed for a period of sixty (60) days from the date of entry of such judgment.

(f) The Borrower repudiates any of the Facility Documents or challenges the validity or enforceability of the Facility Documents.

(g) The validity of any material provision of any of the Financing Documents shall be contested by any legislative, executive or judicial body of any United States jurisdiction, or any treaty, law, regulation, communiqué, decree, ordinance or policy of any jurisdiction shall purport to render any material provision of any Financing Document invalid or unenforceable or shall purport to prevent or materially delay the performance or observance by the Borrower of the Obligations and the Parties are unable to negotiate a replacement provision pursuant to Section 6.7 below.

(h) There is a failure to perform in any agreement to which the Borrower is a party with a third party or parties resulting in the acceleration of the maturity of any indebtedness for borrowed money in an amount in excess of $500,000 and such acceleration is not rescinded, or such indebtedness is not contested in good faith or paid or otherwise discharged, within thirty (30) days after such acceleration.

(i) An Event of Default (as such term is defined in the Warrants) occurs pursuant to any Warrant held by a Lender.

Section 5.6 Automatic Acceleration on Dissolution or Bankruptcy. Notwithstanding any other provisions of this Agreement, if an Event of Default under Section 5.5(d) shall occur, the principal of the Loan (together with any other amounts accrued or payable under this Agreement) shall thereupon become immediately due and payable without any presentment, demand, protest or notice of any kind, all of which are hereby expressly waived by the Borrower.

Section 5.7 Recovery of Amounts Due. If an Event of Default has occurred and is continuing and, other than in the case of an Event of Default under Section 5.5(d), the Lenders shall have sent an Acceleration Notice, the Borrower hereby authorizes the Lenders to proceed, to the fullest extent permitted by applicable law, without prior notice, by right of set-off, banker’s lien or counterclaim, against any moneys or other assets of the Borrower to the full extent of all amounts payable to the Lenders.

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ARTICLE VI

MISCELLANEOUS

Section 6.1 Notices. Any notice, request or other communication to be given or made under this Agreement shall be in writing. Such notice, request or other communication shall be deemed to have been duly given or made when it shall be delivered by hand, international courier (confirmed by facsimile), or facsimile (with a hard copy delivered within two (2) Business Days) to the Party to which it is required or permitted to be given or made at such Party’s address specified below or at such other address as such Party shall have designated by notice to the other Parties.

For the Borrower:

Arena Pharmaceuticals, Inc.

6166 Nancy Ridge Drive

San Diego, CA 92121

Attention: Chief Financial Officer and General Counsel

Facsimile: (858) 677-0065

with a courtesy copy (not constituting notice) to:

Cooley Godward Kronish LLP

4401 Eastgate Mall

San Diego, CA 92121

Attention: Steven Przesmicki

Facsimile: (858) 550-6420

For the Lenders c/o:

Deerfield Private Design Fund, L.P.

780 Third Avenue, 37th Floor

New York, New York 10017

Attention: James E. Flynn

Facsimile: (212) 573-8111

with a courtesy copy (not constituting notice) to:

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, New York 10022-2585

Facsimile: (212) 894-5827

Attention: Robert I. Fisher

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Section 6.2 Waiver of Notice. Whenever any notice is required to be given to the Lenders or the Borrower under the any of the Financing Documents, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be deemed equivalent to the giving of such notice.

Section 6.3 Reimbursement of Legal and Other Expenses. If any amount owing to the Lenders under any Financing Document shall be collected through enforcement of this Agreement, any refinancing or restructuring of the Loan in the nature of a work-out, settlement, negotiation, or any process of law, or shall be placed in the hands of third Persons for collection, the Borrower shall pay (in addition to all monies then due in respect of the Loan or otherwise payable under any Financing Document) reasonable, documented attorneys’ and other fees and expenses reasonably incurred in respect of such collection.

Section 6.4 Applicable Law and Consent to Non-Exclusive New York Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of such State.

(a) Each Party hereby irrevocably submits to the jurisdiction of the state and federal courts sitting in The City of New York, borough of Manhattan or the County of San Diego for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or other proceeding, any claim that it is not personally subject to the jurisdiction of any such court, or that such court, action or other proceeding is improper. Final non-appeal able judgment against any Party in any such action, suit or other proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment. Nothing contained in any Financing Document shall affect the right of any Party to commence legal proceedings in any court having jurisdiction, or concurrently in more than one jurisdiction, or to serve process, pleadings and other legal papers upon the other Party(ies) in any manner authorized by the laws of any such jurisdiction. Each Party irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may now or hereafter have to the laying of venue of any such action, suit or other proceeding brought in the courts in the State of New York, in the County of San Diego or in the United States District Court for the Southern District of New York, and any claim that any such action, suit or other proceeding brought in any such court has been brought in an inconvenient forum.

(b) EACH PARTY HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF ANY FINANCING DOCUMENT OR THE TRANSACTIONS CONTEMPLATED BY ANY FINANCING DOCUMENT.

(c) To the extent that the Parties may, in any suit, action or other proceeding brought in any court arising out of or in connection with any Financing Document, be entitled to the benefit of any provision of law requiring the Borrower or the Lenders, as applicable, in such suit, action or other proceeding to post security for the costs of the Borrower or the Lenders, as applicable, or to post a bond or to take similar action, the Parties hereby irrevocably waive such benefit, in each case to the fullest extent now or hereafter permitted under any applicable laws.

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Section 6.5 Successor and Assigns. This Agreement shall bind and inure to the respective successors and assigns of the Parties; provided that any assignments of, or participations in, the Notes shall be in the aggregate principal amounts of not less than the lesser of (a) two million Dollars ($2,000,000) or (b) the aggregate principal amount of the Notes. The Borrower may not assign or otherwise transfer all or any part of its rights under this Agreement or the Obligations without the prior written consent of the Lenders. Notwithstanding anything to the contrary herein, if any assignment or participation is to any Person that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such Person shall submit to the Borrower, on or before the date of such assignment or participation an IRS Form W-8BEN (or any successor form) certifying as to such Person’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such Person. Any attempted assignment or participation in violation of this Section 6.5 shall be void and of no further effect.

Section 6.6 Entire Agreement. The Financing Documents contain the entire understanding of the Parties with respect to the matters covered thereby and supersede any and all other written and oral communications, negotiations, commitments and writings with respect thereto. This Agreement may be amended, and any provision may be waived, by a writing signed by the Borrower and the Requisite Lenders.

Section 6.7 Severability. If any provision contained in this Agreement shall be invalid, illegal or unenforceable in any respect under any law, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. The Parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provision.

Section 6.8 Counterparts. This Agreement may be executed in several counterparts, and by each Party on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Facsimile signatures shall be treated as original signatures.

Section 6.9 Survival.

(a) This Agreement and all agreements, representations and warranties made in the Facility Documents, and in any document, certificate or statement delivered pursuant thereto or in connection therewith shall be considered to have been relied upon by the Parties and shall survive the execution and delivery of this Agreement and the making of the Loan regardless of any investigation made by any Party or on its behalf, and shall continue in force until all amounts payable under the Facility Documents shall have been fully paid in accordance with the provisions hereof and thereof, and the Lenders shall not be deemed to have waived, by reason of making the Loan, any Default that may arise by reason of such representation or warranty proving to have been false or misleading, notwithstanding that the Lenders may have had notice or knowledge of any such Default or may have had notice or knowledge that such representation or warranty was false or misleading at the time the Disbursement was made hereunder.

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(b) The obligations of the Borrower under Section 2.6 and the obligations of the Borrower and the Lenders under this Section 6.9 hereof shall survive and remain in full force and effect regardless of the repayment of the Loan or the termination of this Agreement or any provision hereof.

Section 6.10 Waiver. Neither the failure of, nor any delay on the part of, any Party in exercising any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder, or under any agreement, document or instrument mentioned herein, preclude other or further exercise thereof or the exercise of any other right, power or privilege; nor shall any waiver of any right, power, privilege or default hereunder, or under any agreement, document or instrument mentioned herein, constitute a waiver of any other right, power, privilege or default or constitute a waiver of any default of the same or of any other term or provision. No course of dealing and no delay in exercising, or omission to exercise, any right, power or remedy accruing to the Lenders upon any default under this Agreement or any other agreement shall impair any such right, power or remedy or be construed to be a waiver thereof or an acquiescence therein; nor shall the action of the Lenders in respect of any such default, or any acquiescence by it therein, affect or impair any right, power or remedy of the Lenders in respect of any other default. All rights and remedies herein provided are cumulative and not exclusive of any rights or remedies otherwise provided by law.

Section 6.11 Indemnity.

(a) The Parties shall, at all times, indemnify and hold each other harmless (the “Indemnity”) and each of their respective directors, partners, officers, employees, agents, counsel and advisors (each, an “Indemnified Person”) in connection with any losses, claims (including the cost of defending against such claims), damages, liabilities, penalties, or other expenses which may be incurred by or asserted against an Indemnified Person arising out of any investigation, litigation or proceeding relating to the Facility Documents (each, a “Loss”), the extension of credit hereunder or the Loan or the use or intended use of the Loan. The Indemnity shall not apply to the extent that a court or arbitral tribunal with jurisdiction over the subject matter of the Loss, and over the Lenders or the Borrower, as applicable, and such other Indemnified Person that had an adequate opportunity to defend its interests, determines that such Loss resulted from the gross negligence or willful misconduct of the Indemnified Person, which determination results in a final, non-appealable judgment or decision of a court or tribunal of competent jurisdiction. The Indemnity is independent of and in addition to any other agreement of any Party under any Financing Document to pay any amount to the Lenders or the Borrower, as applicable, and any exclusion of any obligation to pay any amount under this subsection shall not affect the requirement to pay such amount under any other section hereof or under any other agreement.

(b) Without prejudice to the survival of any other agreement of any of the Parties hereunder, the agreements and the obligations of the Parties contained in this Section 6.11 shall survive the termination of each other provision hereof and the payment of all amounts payable to the Lenders hereunder.

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Section 6.12 No Usury. The Financing Documents are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration or otherwise, shall the amount paid or agreed to be paid to the Lenders for the Loan exceed the maximum amount permissible under applicable law. If from any circumstance whatsoever fulfillment of any provision hereof, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance the Lenders shall ever receive anything which might be deemed interest under applicable law, that would exceed the highest lawful rate, such amount that would be deemed excessive interest shall be applied to the reduction of the principal amount owing on account of the Loan, or if such deemed excessive interest exceeds the unpaid balance of principal of the Loan, such deemed excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Lenders for the Loan shall, to the extent permitted by applicable law, be deemed to be amortized, prorated, allocated and spread throughout the full term of the Loan until payment in full so that the deemed rate of interest on account of the Loan is uniform throughout the term thereof. The terms and provisions of this paragraph shall control and supersede every other provision of this Agreement and the Notes.

Section 6.13 Further Assurances. From time to time, each Party hereto shall perform any and all acts and execute and deliver to the other Party such additional documents as may be necessary or as requested by the other Party to carry out the purposes of any Financing Document or to preserve and protect such other Party’s rights as contemplated therein.

Section 6.14 Termination. The Borrower may by written notice to the Lenders terminate this Agreement upon repayment of all outstanding principal of the Loan (together with any other amounts accrued and unpaid under this Agreement), whereupon the Borrower’s Obligations shall terminate subject to the provisions of Section 6.11(b).

[SIGNATURE PAGE FOLLOWS]

24

IN WITNESS WHEREOF, the Parties, acting through their duly authorized representatives, have caused this Agreement to be signed in their respective names as of the date first above written.

BORROWER: ARENA PHARMACEUTICALS, INC.		LENDER: DEERFIELD PRIVATE DESIGN FUND, L.P.

By:	/s/ Jack Lief	By:	/s/ James E. Flynn
Name:	Jack Lief	Name:	James E. Flynn
Title:	President and CEO	Title:	General Partner

LENDER: DEERFIELD PRIVATE DESIGN INTERNATIONAL, L.P.		LENDER: DEERFIELD PARTNERS, L.P.

By:	/s/ James E. Flynn	By:	/s/ James E. Flynn
Name:	James E. Flynn	Name:	James E. Flynn
Title:	General Partner	Title:	General Partner

LENDER: DEERFIELD INTERNATIONAL LIMITED		LENDER: DEERFIELD SPECIAL SITUATIONS FUND, L.P.

By:	/s/ James E. Flynn	By:	/s/ James E. Flynn
Name:	James E. Flynn	Name:	James E. Flynn
Title:	Director	Title:	General Partner

LENDER: DEERFIELD SPECIAL SITUATIONS FUND INTERNATIONAL LIMITED

By:	/s/ James E. Flynn
Name:	James E. Flynn
Title:	Director

SCHEDULE 1

LENDERS

Lender	Principal Amount of Note	Number of Shares of Common Stock Underlying Warrant
Deerfield Private Design Fund, L.P.	$16,852,000	4,718,560
Deerfield Private Design International, L.P.	$27,148,000	7,601,440
Deerfield Partners, L.P.	$19,800,000	5,544,000
Deerfield International Limited	$30,200,000	8,456,000
Deerfield Special Situations Fund, L.P.	$2,112,000	591,360
Deerfield Special Situations Fund International Limited	$3,888,000	1,088,640
Total	$100,000,000	28,000,000

SCHEDULE 2

FORM OF EVIDENCE OF DISBURSEMENT

[LETTERHEAD OF THE BORROWER]

[Date]

Ladies and Gentlemen:

Re:	Disbursement Receipt

Arena Pharmaceuticals, Inc. (the “Borrower”) hereby acknowledges receipt of the sum of $100,000,000 disbursed to it by Deerfield Private Design Fund, L.P., Deerfield Private Design International, L.P., Deerfield Partners, L.P. and Deerfield International Limited (together the “Lenders”) under the Loan provided for in the Facility Agreement, dated as of June 17, 2009, between the Borrower and the Lenders.

Yours faithfully,

ARENA PHARMACEUTICALS, INC.

By:
Name:
Title

EXHIBIT A-1

FORM OF NOTE

PROMISSORY NOTE

            , 200

FOR VALUE RECEIVED, ARENA PHARMACEUTICALS, INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield Private Design International, L.P. (the “Payee”), the principal amount of $[        ], in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement referred to below.

This Note is a “Note” referred to in the Facility Agreement dated as of June 17, 2009 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof, as such principal amount may be decreased, at the rates and pursuant to the provisions set forth in the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Final Payment Date.

If an Event of Default has occurred and is continuing, this Note shall, at the Payee’s option exercised in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof, except as expressly provided in the Facility Agreement. The Maker shall be responsible for the payment of certain present or future taxes as set forth in the Facility Agreement. The Maker shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments hereunder, except for any costs imposed by the Payee’s banking institutions.

The Maker shall pay all reasonable costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

The Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. This Note may be prepaid in whole or in part without premium or penalty in accordance with the provisions of the Facility Agreement.

THIS NOTE, AND ANY RIGHTS OF THE PAYEE ARISING OUT OF OR RELATING TO THIS NOTE, MAY, AT THE OPTION OF THE PAYEE, BE ENFORCED BY THE PAYEE IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK OR IN ANY OTHER COURTS HAVING JURISDICTION. FOR THE BENEFIT OF THE PAYEE, THE MAKER HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY CONSENTS THAT PERSONAL SERVICE OF SUMMONS OR OTHER LEGAL PROCESS MAY BE MADE AS SET FORTH IN SECTION 6.4 OF THE FACILITY AGREEMENT, WHICH SERVICE THE MAKER AGREES SHALL BE SUFFICIENT AND VALID. THE MAKER HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall reasonably cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a “United States person,” within the meaning of Section 7701(a)(30) of the Code; (ii) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a person described in Section 881(c)(3) of the Code; (iii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (iii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly executed U.S. Internal Revenue Service (“IRS”) Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iv) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8BEN (or successor form) previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8BEN or successor form) within 30 days after the occurrence of such event; and (v) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as agent of, and on behalf of, the Maker. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8BEN (or any successor form) certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

ARENA PHARMACEUTICALS, INC.

By:
Name:
Title:

EXHIBIT A-2

FORM OF NOTE

PROMISSORY NOTE

            , 200

FOR VALUE RECEIVED, ARENA PHARMACEUTICALS, INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield Private Design Fund, L.P. (the “Payee”), the principal amount of $[        ], in lawful money of the United States of America and in immediately available funds on the dates provided in the Facility Agreement referred to below.

This Note is a “Note” referred to in the Facility Agreement dated as of June 17, 2009 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof, as such principal amount may be decreased, at the rates and pursuant to the provisions set forth in the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Final Payment Date.

If an Event of Default has occurred and is continuing, this Note shall, at the Payee’s option exercised in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof, except as expressly provided in the Facility Agreement. The Maker shall be responsible for the payment of certain present or future taxes as set forth in the Facility Agreement. The Maker shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments hereunder, except for any costs imposed by the Payee’s banking institutions.

The Maker shall pay all reasonable costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

The Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. This Note may be prepaid in whole or in part without premium or penalty in accordance with the provisions of the Facility Agreement.

THIS NOTE, AND ANY RIGHTS OF THE PAYEE ARISING OUT OF OR RELATING TO THIS NOTE, MAY, AT THE OPTION OF THE PAYEE, BE ENFORCED BY THE PAYEE IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK OR IN ANY OTHER COURTS HAVING JURISDICTION. FOR THE BENEFIT OF THE PAYEE, THE MAKER HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY CONSENTS THAT PERSONAL SERVICE OF SUMMONS OR OTHER LEGAL PROCESS MAY BE MADE AS SET FORTH IN SECTION 6.4 OF THE FACILITY AGREEMENT, WHICH SERVICE THE MAKER AGREES SHALL BE SUFFICIENT AND VALID. THE MAKER HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall reasonably cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a “United States person,” within the meaning of

Section 7701(a)(30) of the Code; (ii) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a person described in Section 881(c)(3) of the Code; (iii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (iii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly executed U.S. Internal Revenue Service (“IRS”) Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iv) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8BEN (or successor form) previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8BEN or successor form) within 30 days after the occurrence of such event; and (v) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as agent of, and on behalf of, the Maker. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8BEN (or any successor form) certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

ARENA PHARMACEUTICALS, INC.

By:
Name:
Title:

EXHIBIT A-3

FORM OF NOTE

PROMISSORY NOTE

            , 200

FOR VALUE RECEIVED, ARENA PHARMACEUTICALS, INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield Partners, L.P. (the “Payee”), the principal amount of $[        ], in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement referred to below.

This Note is a “Note” referred to in the Facility Agreement dated as of June 17, 2009 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof, as such principal amount may be decreased, at the rates and pursuant to the provisions set forth in the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Final Payment Date.

If an Event of Default has occurred and is continuing, this Note shall, at the Payee’s option exercised in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof, except as expressly provided in the Facility Agreement. The Maker shall be responsible for the payment of certain present or future taxes as set forth in the Facility Agreement. The Maker shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments hereunder, except for any costs imposed by the Payee’s banking institutions.

The Maker shall pay all reasonable costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

The Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. This Note may be prepaid in whole or in part without premium or penalty in accordance with the provisions of the Facility Agreement.

THIS NOTE, AND ANY RIGHTS OF THE PAYEE ARISING OUT OF OR RELATING TO THIS NOTE, MAY, AT THE OPTION OF THE PAYEE, BE ENFORCED BY THE PAYEE IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK OR IN ANY OTHER COURTS HAVING JURISDICTION. FOR THE BENEFIT OF THE PAYEE, THE MAKER HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY CONSENTS THAT PERSONAL SERVICE OF SUMMONS OR OTHER LEGAL PROCESS MAY BE MADE AS SET FORTH IN SECTION 6.4 OF THE FACILITY AGREEMENT, WHICH SERVICE THE MAKER AGREES SHALL BE SUFFICIENT AND VALID. THE MAKER HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall reasonably cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a “United States person,” within the meaning of Section 7701(a)(30) of the Code; (ii) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a person described in Section 881(c)(3) of the Code; (iii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (iii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly executed U.S. Internal Revenue Service (“IRS”) Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iv) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8BEN (or successor form) previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8BEN or successor form) within 30 days after the occurrence of such event; and (v) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as agent of, and on behalf of, the Maker. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8BEN (or any successor form) certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

ARENA PHARMACEUTICALS, INC.

By:
Name:
Title:

EXHIBIT A-4

FORM OF NOTE

PROMISSORY NOTE

            , 200

FOR VALUE RECEIVED, ARENA PHARMACEUTICALS, INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield International Limited (the “Payee”), the principal amount of $[        ], in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement referred to below.

This Note is a “Note” referred to in the Facility Agreement dated as of June 17, 2009 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof, as such principal amount may be decreased, at the rates and pursuant to the provisions set forth in the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Final Payment Date.

If an Event of Default has occurred and is continuing, this Note shall, at the Payee’s option exercised in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof, except as expressly provided in the Facility Agreement. The Maker shall be responsible for the payment of certain present or future taxes as set forth in the Facility Agreement. The Maker shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments hereunder, except for any costs imposed by the Payee’s banking institutions.

The Maker shall pay all reasonable costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

The Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. This Note may be prepaid in whole or in part without premium or penalty in accordance with the provisions of the Facility Agreement.

THIS NOTE, AND ANY RIGHTS OF THE PAYEE ARISING OUT OF OR RELATING TO THIS NOTE, MAY, AT THE OPTION OF THE PAYEE, BE ENFORCED BY THE PAYEE IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK OR IN ANY OTHER COURTS HAVING JURISDICTION. FOR THE BENEFIT OF THE PAYEE, THE MAKER HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY CONSENTS THAT PERSONAL SERVICE OF SUMMONS OR OTHER LEGAL PROCESS MAY BE MADE AS SET FORTH IN SECTION 6.4 OF THE FACILITY AGREEMENT, WHICH SERVICE THE MAKER AGREES SHALL BE SUFFICIENT AND VALID. THE MAKER HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall reasonably cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a “United States person,” within the meaning of

Section 7701(a)(30) of the Code; (ii) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a person described in Section 881(c)(3) of the Code; (iii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (iii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly executed U.S. Internal Revenue Service (“IRS”) Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iv) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8BEN (or successor form) previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8BEN or successor form) within 30 days after the occurrence of such event; and (v) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as agent of, and on behalf of, the Maker. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8BEN (or any successor form) certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

ARENA PHARMACEUTICALS, INC.

By:
Name:
Title:

EXHIBIT A-5

FORM OF NOTE

PROMISSORY NOTE

            , 200

FOR VALUE RECEIVED, ARENA PHARMACEUTICALS, INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield Special Situations Fund, L.P. (the “Payee”), the principal amount of $[        ], in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement referred to below.

This Note is a “Note” referred to in the Facility Agreement dated as of June 17, 2009 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof, as such principal amount may be decreased, at the rates and pursuant to the provisions set forth in the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Final Payment Date.

If an Event of Default has occurred and is continuing, this Note shall, at the Payee’s option exercised in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof, except as expressly provided in the Facility Agreement. The Maker shall be responsible for the payment of certain present or future taxes as set forth in the Facility Agreement. The Maker shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments hereunder, except for any costs imposed by the Payee’s banking institutions.

The Maker shall pay all reasonable costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

The Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. This Note may be prepaid in whole or in part without premium or penalty in accordance with the provisions of the Facility Agreement.

THIS NOTE, AND ANY RIGHTS OF THE PAYEE ARISING OUT OF OR RELATING TO THIS NOTE, MAY, AT THE OPTION OF THE PAYEE, BE ENFORCED BY THE PAYEE IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK OR IN ANY OTHER COURTS HAVING JURISDICTION. FOR THE BENEFIT OF THE PAYEE, THE MAKER HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY CONSENTS THAT PERSONAL SERVICE OF SUMMONS OR OTHER LEGAL PROCESS MAY BE MADE AS SET FORTH IN SECTION 6.4 OF THE FACILITY AGREEMENT, WHICH SERVICE THE MAKER AGREES SHALL BE SUFFICIENT AND VALID. THE MAKER HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall reasonably cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a “United States person,” within the meaning of

Section 7701(a)(30) of the Code; (ii) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a person described in Section 881(c)(3) of the Code; (iii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (iii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly executed U.S. Internal Revenue Service (“IRS”) Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iv) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8BEN (or successor form) previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8BEN or successor form) within 30 days after the occurrence of such event; and (v) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as agent of, and on behalf of, the Maker. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8BEN (or any successor form) certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

ARENA PHARMACEUTICALS, INC.

By:
Name:
Title:

EXHIBIT A-6

FORM OF NOTE

PROMISSORY NOTE

            , 200

FOR VALUE RECEIVED, ARENA PHARMACEUTICALS, INC., a Delaware corporation (the “Maker”), by means of this Promissory Note (this “Note”), hereby unconditionally promises to pay to Deerfield Special Situations Fund International Limited (the “Payee”), the principal amount of $[        ], in lawful money of the United States of America and in immediately available funds, on the dates provided in the Facility Agreement referred to below.

This Note is a “Note” referred to in the Facility Agreement dated as of June 17, 2009 among the Maker, the Payee and the other parties thereto (as modified and supplemented and in effect from time to time, the “Facility Agreement”), with respect to the Loan made by the Payee thereunder. Capitalized terms used herein and not expressly defined in this Note shall have the respective meanings assigned to them in the Facility Agreement.

This Note shall bear interest on the principal amount hereof, as such principal amount may be decreased, at the rates and pursuant to the provisions set forth in the Facility Agreement.

The Maker shall make all payments to the Payee of interest and principal under this Note in the manner provided in and otherwise in accordance with the Facility Agreement. The outstanding principal amount of this Note shall be due and payable in full on the Final Payment Date.

If an Event of Default has occurred and is continuing, this Note shall, at the Payee’s option exercised in accordance with the applicable provisions of the Facility Agreement, become immediately due and payable.

All payments of any kind due to the Payee from the Maker pursuant to this Note shall be made in the full face amount thereof, except as expressly provided in the Facility Agreement. The Maker shall be responsible for the payment of certain present or future taxes as set forth in the Facility Agreement. The Maker shall pay all and any costs (administrative or otherwise) imposed by banks, clearing houses, or any other financial institution, in connection with making any payments hereunder, except for any costs imposed by the Payee’s banking institutions.

The Maker shall pay all reasonable costs of collection, including, without limitation, all reasonable, documented legal expenses and attorneys’ fees, paid or incurred by the Payee in collecting and enforcing this Note.

The Maker and every endorser of this Note, or the obligations represented hereby, expressly waives presentment, protest, demand, notice of dishonor or default, and notice of any kind with respect to this Note and the Facility Agreement or the performance of the obligations under this Note and/or the Facility Agreement. No renewal or extension of this Note or the Facility Agreement, no release of any Person primarily or secondarily liable on this Note or the Facility Agreement, including the Maker and any endorser, no delay in the enforcement of payment of this Note or the Facility Agreement, and no delay or omission in exercising any right or power under this Note or the Facility Agreement shall affect the liability of the Maker or any endorser of this Note.

No delay or omission by the Payee in exercising any power or right hereunder shall impair such right or power or be construed to be a waiver of any default, nor shall any single or partial exercise of any power or right hereunder preclude the full exercise thereof or the exercise of any other power or right. This Note may be prepaid in whole or in part without premium or penalty in accordance with the provisions of the Facility Agreement.

THIS NOTE, AND ANY RIGHTS OF THE PAYEE ARISING OUT OF OR RELATING TO THIS NOTE, MAY, AT THE OPTION OF THE PAYEE, BE ENFORCED BY THE PAYEE IN THE COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK OR IN ANY OTHER COURTS HAVING JURISDICTION. FOR THE BENEFIT OF THE PAYEE, THE MAKER HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND HEREBY CONSENTS THAT PERSONAL SERVICE OF SUMMONS OR OTHER LEGAL PROCESS MAY BE MADE AS SET FORTH IN SECTION 6.4 OF THE FACILITY AGREEMENT, WHICH SERVICE THE MAKER AGREES SHALL BE SUFFICIENT AND VALID. THE MAKER HEREBY WAIVES ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE OR THE TRANSACTIONS CONTEMPLATED BY THIS NOTE.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed in such State, without giving effect to the conflicts of laws principles thereof other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York.

Whenever this Note is held by a noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), then it is the intention of the Maker and such noteholder that (x) all interest accrued and paid on this Note will qualify for exemption from United States withholding tax as “portfolio interest” because this Note is an obligation which is in “registered form” within the meaning of Sections 871(h)(2)(B) and 881(c)(2)(B) of the Code and the applicable Treasury Regulations promulgated thereunder, and (y) as such, all interest accrued and paid on this Note will be exempt from United States information reporting under Sections 6041 and 6049 of the Code and United States backup withholding under Section 3406 of the Code. The Maker and the Payee shall reasonably cooperate with one another, and execute and file such forms or other documents, or do or refrain from doing such other acts, as may be required, to secure such exemptions from United States withholding tax, information reporting, and backup withholding. In furtherance of the foregoing, any transferee or assignee noteholder that is not a United States person shall represent, warrant and covenant to the Maker that (i) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a “United States person,” within the meaning of Section 7701(a)(30) of the Code; (ii) such noteholder is not, and will not be as long as any amounts due under this Note have not been paid in full, a person described in Section 881(c)(3) of the Code; (iii) on or prior to the date of transfer or assignment (and on or prior to the date the form provided pursuant to this clause (iii) is no longer valid) until all amounts due under this Note have been paid in full, such noteholder shall provide the Maker with a properly executed U.S. Internal Revenue Service (“IRS”) Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding (or any successor form prescribed by the IRS), certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder hereunder; (iv) if an event occurs that would require a change in the exempt status of such noteholder or any of the other information provided on the most recent IRS Form W-8BEN (or successor form) previously submitted by such noteholder to the Maker, such noteholder will so inform the Maker in writing (or by submitting to the Maker a new IRS Form W-8BEN or successor form) within 30 days after the occurrence of such event; and (v) such noteholder will not assign or otherwise transfer this Note or any of its rights hereunder except in accordance with the provisions hereof.

In order to qualify as a “registered note” for purposes of the Code, transfer of this Note may be effected only by (i) surrender of this Note to the Maker and the re-issuance of this Note to the transferee, or the Maker’s issuance to the Payee of a new note in the same form as this Note but with the transferee denoted as the Payee, or (ii) the recording of the identity of the transferee by the Affiliate of the Payee that is maintaining a record ownership register of this Note as agent of, and on behalf of, the Maker. Such Affiliate in its capacity as such agent shall notify the Maker in writing immediately upon any change in such identity. The terms and conditions of this Note shall be binding upon and inure to the benefit of the Maker and the Payee and their permitted assigns; provided, however, that if any such assignment (whether by operation of law, by way of transfer or participation, or otherwise) is to any noteholder that is not a “United States person” within the meaning of Section 7701(a)(30) of the Code, then such noteholder shall submit to the Maker on or before the date of such assignment an IRS Form W-8BEN (or any successor form) certifying as to such noteholder’s status for purposes of determining exemption from United States withholding tax, information reporting and backup withholding with respect to all payments to be made to such noteholder under the new note (or other instrument). Any attempted transfer in violation of the relevant provisions of this Note shall be void and of no force and effect. Until there has been a valid transfer of this Note and of all of the rights hereunder by the Payee in accordance with this Note, the Maker shall deem and treat the Payee as the absolute beneficial owner and holder of this Note and of all of the rights hereunder for all purposes (including, without limitation, for the purpose of receiving all payments to be made under this Note).

It is the intention of the Maker and the Payee that this Note is to be a registered instrument and not a bearer instrument and the provisions of this Note are to be interpreted accordingly. This Note is intended to be registered as to both principal and interest and all payments hereunder shall be made to the named Payee or, in the event of a transfer pursuant to the Facility Agreement and this Note, to the transferee identified in the record of ownership of this Note maintained by the Payee on behalf of the Maker. Transfer of this Note may not be effected except in accordance with the provisions hereof.

IN WITNESS WHEREOF, an authorized representative of the Maker has executed this Note as of the date first written above.

ARENA PHARMACEUTICALS, INC.

By:
Name:
Title:

EXHIBIT C

EXISTING INDEBTEDNESS

None.

1

EXHIBIT D

EXISTING LIENS

Lien created by a financing statement filed with the California Secretary of State on June 22, 1999 (as amended by continuations thereof in 2004 and 2009) in favor of Silicon Valley Bank covering substantially all of the assets of the Company. The indebtedness secured by the Lien has been satisfied. The Company has requested that Silicon Valley Bank file a termination statement with respect to the Lien.

1